================================================================================
                               John Hancock Funds
-------------------------------------------------------------------------------


                                     Global
                                   Technology
                                      Fund


                                  ANNUAL REPORT

                                October 31, 1996

================================================================================

                                   DIRECTORS
                            EDWARD J. BOUDREAU, JR.
                              THOMAS W. L. CAMERON
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                               CHARLES F. FRETZ*
                             HAROLD R. HISER, JR.*
                                ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                             PATRICIA P. MCCARTER*
                             STEVEN R. PRUCHANSKY*
                              RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                JOHN P. TOOLAN*
                        * Members of the Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                               Vice Chairman and
                            Chief Investment Officer
                                BARRY J. GORDON
                                   President
                                ANNE C. HODSDON
                            Executive Vice President
                                JAMES B. LITTLE
                           Senior Vice President and
                            Chief Financial Officer
                                SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                               THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                89 SOUTH STREET
                          BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                  JOHN HANCOCK INVESTORS SERVICES CORPORATION
                                 P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                          JOHN HANCOCK ADVISERS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                 LEGAL COUNSEL
                                 HALE AND DORR
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109

                              INDEPENDENT AUDITORS
                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110


                              CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that a presidential commission is already studying the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing for 1997.

   The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

   The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

[A 1-1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph]

   No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like later.

Sincerely,



/s/Edward J. Boudreau, Jr.


EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

===============================================================================

              BY BARRY GORDON AND MARC KLEE, CO-PORTFOLIO MANAGERS

                              John Hancock Global
                                Technology Fund

                     Technology stocks post mediocre gains,
                  despite strong earnings and revenues growth

Recently, the Fund's fiscal year end changed from December to October. What follows is a discussion of the Fund's performance for the 12 months ended October 31, 1996.

With the help of fairly stable interest rates and low inflation, the broad stock market, as measured by the Standard and Poor's 500-Stock Index, climbed 24.10% for the year ended October 31, 1996. But the going was tough, as whole sectors shifted in and out of favor whenever it seemed the economy might be headed in a different direction. The only safe haven seemed to be large-company stocks with a track record of steadily growing earnings.]

   In the technology sector, five years of strong gains ended in late 1995 as prices on semiconductors declined more than expected. This caused investors to question whether demand was real and caused stock prices to drop throughout the technology industry. After a bumpy year, the Morgan Stanley High Technology Index closed October with a 12-month return of 1.58%. At the same time, the sector's earnings and revenue growth continued to outpace the general market. This combination of lagging stock prices and strong fundamentals have made technology stocks as attractive as they have been in five years.

Performance review

When we gave you our last annual report, we were pleased to be able to report gains on the order of 45% for the year ended December 31, 1995. Unfortunately, this year gave technology investors a strong reminder that these stocks can go down as sharply as they can go up. For the year ended October 31, 1996, the Fund's Class A and Class B shares posted total returns of 1.99% and 1.30%, respectively, at net asset value, as the Fund got caught in the market's crosswinds. That compared to the 7.57% return for the

"A sizable stake in semiconductors
cost us early in the period..."

[A 2" x 3" photo of the fund's portfolio management team. Caption reads:
"Global Technology Fund Management team (l-r) Barry Gordon, Marc Klee, Alan Lowenstein".]

===============================================================================
                  John Hancock Funds - Global Technology Fund
--------------------------------------------------------------------------------

[Chart entitled "Top Five Common Stock Holdings" at top left hand column. The chart has five listings: 1) Computer Associates 5.5%; 2) Cisco Systems 4.3%;
3) UAL Corp. 3.5%; 4) 3Com Corp. 3.4%; 5) Parametric Technology 3.4%. A
footnote below states "As a percentage of net assets on October 31, 1996."]
--------------------------------------------------------------------------------

This Fund increased its emphasis on
higher-quality, larger company stocks.

average science and technology fund, according to Lipper Analytical Services.(1) Please see pages six and seven for longer-term performance information.

   Several factors contributed to the Fund's modest performance. A sizable stake in semiconductors cost us early in the period when the stocks tumbled. By June, we had trimmed our investment in semiconductors to 12% of the Fund's net assets, owning only those names with the best prospects. Intel, for example, did especially well because of much higher-than-expected demand for its newest generation chip (the Pentium Pro) and a focus on high profitability microprocessors. Although semiconductor stocks recovered during the last four months of our fiscal year, their gains weren't enough to offset earlier losses.

--------------------------------------------------------------------------------
[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Computer Associates followed by an up arrow and the phrase "Strong earnings and revenue gains." The second listing is UAL followed by a down arrow and the phrase "Weakness in trans-Pacific routes, higher oil prices." The third listing is America Online followed by a down arrow and the phrase "Problems with subscriber turnover and pricing." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

   We also lost ground this past summer from having a 10% stake in declining aviation stocks. One of the Fund's top investments was UAL Corp., the parent company of United Airlines. We had retained both UAL and AMR Corp., the parent of American Airlines, from our merger with John Hancock National Aviation & Technology Fund. We liked UAL's valuation, route structure, and cost control system. But the strong dollar, which crimped travel on UAL's trans-Pacific routes, and the recent rise in oil prices temporarily hurt the company's earnings. The stock fell 15% between June and October. Over the same period, AMR's stock price fell 11%, despite the successful spin off of Saber -- its high-tech travel reservations systems company. With airlines having record earnings in 1996 and enhanced prospects for 1997, we expect these stocks to resume their upward movement shortly.

   Restricted securities also hampered performance. These are investments in private companies like Primus Telecommunications Group and N2K (an Internet information provider), which have not yet gone public. Their value usually doesn't change until their initial public offering -- hopefully at a substantial markup to what we paid. No such offerings closed during our fiscal year, which cost us in the face of a rising market. But at least one of our private holdings is expected to go public before year end.

More focus on larger companies

Still, despite a mostly flat total return, there were some bright spots in our portfolio. What has worked well is our increased emphasis on higher quality, larger company stocks, which now dominate our list of top investments. We increased our stake in companies such as Computer Associates, Cisco Systems, Microsoft

===============================================================================
                  John Hancock Funds - Global Technology Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 2% from bottom to top, with 8% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 1.99% total return for John Hancock Global Technology Fund: Class A. The second represents the 1.30% total return for John Hancock Global Technology Fund: Class
B. The third represents the 7.57% total return for the average science and technology fund. A footnote below states "Total returns for John Hancock Global Technology Fund are at net asset value with all distributions reinvested. The average science and technology fund is tracked by Lipper Analytical Services.(1) See following two pages for historical performance information."]
--------------------------------------------------------------------------------

and Intel. In addition, we continued to focus on two areas -- software and networking equipment companies -- which account for about half the Fund's investments.

   Software has become the dominant part of the Fund because we believe it is becoming increasingly important as corporations need more information and control of their various hardware systems. Our largest holding, Computer Associates -- which designs software for mainframes and "client/server" applications -- has had very strong earnings growth. ("Client/ server" refers to desktop PCs or workstations that are connected to a central computer.) The stock rose 21% in the four months since June. The story was much the same with Parametric Technology, a company that makes software to help engineers design products. Microsoft has also done well since mid-year, thanks to the success of both its new operating systems, Windows NT, and Windows `95.

   In the networking area, we believe that the best opportunities are on the equipment side. As product cycles get shorter and shorter, there's more of a move toward one-stop shopping in networking equipment. Cisco Systems and 3Com -- two of our top five investments -- dominate this business.

"Technology spending
continues to grow..."

Optimism tempered by realism

Technology spending continues to grow as a percentage of personal and capital expenditures, and there are no signs of slowdown. With stock prices at today's levels, we expect strong earnings and revenues growth to deliver decent gains for the sector. If the economy plods along and corporate earnings gains become harder to come by, which many market analysts expect, technology stocks should appear even more attractive.

   Nevertheless, the rising tide will not lift all boats. Individual stock selection will be increasingly important, especially since we believe the sector will continue to be volatile. In the months ahead, we'll especially look for opportunities in the semiconductor segment, where the worst news may be over, and in the software segment, which has so much growth potential.


--------------------------------------------------------------------------------
(1)Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

   This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

   International and sector investing involve special risks as detailed in the prospectus.

-------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
-------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Technology Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1994 for both Class A and Class B shares. Different sales charge schedules for Class A shares were in effect prior to March 1987 and are not reflected in the performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

-------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------
For the period ended September 30, 1996

                                             ONE       FIVE     MOST RECENT
                                             YEAR      YEARS     TEN YEARS
                                             ----      -----    -----------
John Hancock
  Global Technology Fund: Class A           (5.26%)    144.16%      243.06%
John Hancock
  Global Technology Fund: Class B           (5.93%)      N/A         65.96%(1)

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
For the period ended September 30, 1996

                                              ONE       FIVE     MOST RECENT
                                              YEAR      YEARS     TEN YEARS
                                              ----      -----    -----------
John Hancock
  Global Technology Fund: Class A           (5.26%)    19.55%       13.12%
John Hancock
  Global Technology Fund: Class B           (5.93%)      N/A        20.31%(1)


                              Notes to Performance

(1) Class B shares started on January 3, 1994.

-------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
-------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Technology Fund would be worth on October 31, 1996, assuming you had invested on the day shares started or have been invested for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500-Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

--------------------------------------------------------------------------------
[Line chart with the heading Global Technology Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard
& Poor's 500 Stock Index and is equal to $39,194 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Global Technology Fund on October 31, 1986, before sales charge, and is equal to $34,165 as of October 31, 1996. The third line represents the Global Technology Fund, after sales charge, and is equal to $32,464 as of October 31, 1996.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Line chart with the heading Global Technology Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Global Technology Fund, before sales charge, and is equal to $16,743 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Global Technology Fund, after sales charge, on January 3, 1994, and is equal to $16,443 as of October 31, 1996. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $16,250 as of October 31, 1996.]
--------------------------------------------------------------------------------

===============================================================================

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

Statement of Assets and Liabilities
October 31, 1996
-------------------------------------------------------------------------------

  Investments at value - Note C:
  Common stocks and Warrants (cost - $128,101,125)............................               $196,927,986
   Bonds (cost - $ 1,476,323)..................................................                 1,415,879
   Short-term investments (cost - $17,732,000).................................                17,732,000
   Corporate savings account...................................................                       275
                                                                                             ------------
                                                                                              216,076,140
  Receivable for shares sold...................................................                    50,900
  Receivable for investments sold..............................................                 1,383,950
  Dividends receivable.........................................................                     3,000
  Interest receivable..........................................................                    25,179
  Other assets.................................................................                    11,949
                                                                                             ------------
                    Total Assets...............................................               217,551,118
                    -------------------------------------------------------------------------------------
Liabilities:
  Payable for shares purchased.................................................                    32,229
  Payable for investments purchased............................................                   256,200
  Payable to John Hancock Advisers, Inc. and affiliates - Note B...............                   252,496
  Accounts payable and accrued expenses........................................                    51,155
                                                                                             ------------
                    Total Liabilities..........................................                   592,080
                    -------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in..............................................................               138,019,467
  Accumulated net realized gain on investments.................................                10,184,343
  Net unrealized appreciation of investments...................................                68,767,177
  Accumulated net investment loss..............................................              (     11,949)
                                                                                             ------------
                    Net Assets.................................................              $216,959,038
                    =====================================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding -
  200 million shares authorized with $0.20 per share par value, respectively)
  Class A - $166,009,818/6,435,849.............................................              $      25.79
  =======================================================================================================

  Class B - $50,949,220/2,021,751..............................................              $      25.20
  =======================================================================================================

Maximum Offering Price Per Share*
  Class A - ($25.79 x 105.26%).................................................              $      27.15
 ========================================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

Statement of Operations
-------------------------------------------------------------------------------

                                                                                   YEAR ENDED       PERIOD FROM
                                                                                  DECEMBER 31,     JANUARY 1, 1996
                                                                                     1995        TO OCTOBER 31, 1996(1)
                                                                                  ------------   ----------------------
Investment Income:
  Interest................................................................          $  749,744      $ 1,281,066
  Dividends...............................................................             248,870          248,387
                                                                                    ----------      -----------
                                                                                       998,614        1,529,453
                                                                                    ----------      -----------
  Expenses:
   Investment management fee - Note B.....................................           1,195,680        1,366,434
   Distribution/service fee - Note B
     Class A..............................................................             315,339          400,996
     Class B..............................................................             227,106          374,149
   Transfer agent fee - Note B............................................             378,566          544,574
   Administration fee - Note B............................................              99,726           83,191
   Registration and filing fees...........................................              72,008           52,274
   Printing...............................................................              57,518           29,691
   Custodian fee..........................................................              42,394           36,453
   Auditing fee...........................................................              38,833           33,530
   Trustees' fees.........................................................              15,271           26,637
   Miscellaneous..........................................................               9,960            4,437
   Legal fees.............................................................               5,842           15,836
   Less Management Fee Reduction - Note B.................................         (   150,000)             --
                                                                                    ----------      -----------
                    Total Expenses........................................           2,308,243        2,968,202
                    -------------------------------------------------------------------------------------------
                    Net Investment Loss...................................         ( 1,309,629)    (  1,438,749)
                    -------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
  Net realized gain on investments sold...................................          13,461,306       10,184,343
  Change in net unrealized appreciation/depreciation of investments.......          13,067,131        2,282,873
                                                                                    ----------      -----------
                    Net Realized and Unrealized Gain on Investments.......          26,528,437       12,467,216
                    -------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations..         $25,218,808      $11,028,467
                    ===========================================================================================

(1) Effective October 31, 1996, the fiscal period changed from December 31 to October 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,           PERIOD FROM
                                                                            -------------------------      JANUARY 1, 1996 TO
                                                                              1994         1995 (1)       OCTOBER 31, 1996(1)
                                                                            ---------    -----------      -------------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss.....................................................  ($   682,853)  ($  1,309,629)    ($  1,438,749)
  Net realized gain on investments sold...................................     4,736,133      13,461,306        10,184,343
  Change in net unrealized appreciation/depreciation of investments.......  (     78,528)     13,067,131         2,282,873
                                                                              ----------     -----------      ------------
   Net Increase in Net Assets Resulting from Operations...................     3,974,752      25,218,808        11,028,467
                                                                              ----------     -----------      ------------
Distributions to Shareholders:
  Distributions from net realized gain on investments sold
   Class A - ($1.2625, $1.6414 and none per share, respectively)..........  (  3,443,707)  (   9,890,377)          --
   Class B - ($1.2625, $1.6414 and none per share, respectively)..........  (    614,018)  (   2,261,154)          --
                                                                              ----------     -----------      ------------
     Total Distributions to Shareholders..................................  (  4,057,725)  (  12,151,531)          --
                                                                              ----------     -----------      ------------
From Fund Share Transactions-- Net*.......................................    19,850,814     116,170,259        15,175,733
                                                                              ----------     -----------      ------------
Net Assets:
  Beginning of period.....................................................    41,749,461      61,517,302       190,754,838
                                                                              ----------     -----------      ------------
  End of period (including accumulated net investment loss of none, none, and
   $11,949, respectively).................................................   $61,517,302    $190,754,838      $216,959,038
                                                                              ==========     ===========      ============

* Analysis of Fund Share Transactions:

                                                      YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------      PERIOD FROM JANUARY 1, 1996
                                                  1994                   1995                    TO OCTOBER 31,1996(1)
                                          ----------------------    ---------------------        --------------------------
                                           SHARES       AMOUNT       SHARES      AMOUNT            SHARES        AMOUNT
                                          --------     ----------   --------     ----------      -----------   ------------

CLASS A
  Shares sold..........................   1,628,280    $29,997,844     3,475,266    $84,847,624     5,635,772   $142,521,461
  Shares issued in reorganization -
   Note E .............................        --            --        2,736,868     75,930,600          --            --
  Shares issued to shareholders in
   reinvestment of distributions.......     184,986      3,235,355       326,658      8,057,488          --            --
                                           --------     ----------      --------     ----------   -----------   ------------
                                          1,813,266     33,233,199     6,538,792    168,835,712     5,635,772    142,521,461
  Less shares repurchased..............  (1,279,970)  ( 22,995,150)   (3,139,612)  ( 76,326,307) (  5,524,587)  (140,513,358)
                                           --------     ----------      --------     ----------   -----------   ------------
  Net increase.........................     533,296    $10,238,049     3,399,180    $92,509,405       111,185   $  2,008,103
                                           ========     ==========      ========     ==========   ===========   ============

CLASS B
  Shares sold..........................     563,553    $10,264,273     2,136,672    $52,751,817     1,386,160   $ 33,871,394
  Shares issued in reorganization -
    Note E.............................         --            --          21,055        576,404          --            --
  Shares issued to shareholders in
   reinvestment of distributions.......      33,535        581,498        83,607      2,026,634          --            --
                                           --------     ----------      --------     ----------   -----------   ------------
                                            597,088     10,845,771     2,241,334     55,354,855     1,386,160     33,871,394
  Less shares repurchased..............   (  69,825)  (  1,233,006)   (1,283,970)  ( 31,694,001) (    849,036)  ( 20,703,764)
                                           --------     ----------      --------     ----------   -----------   ------------
  Net increase.........................     527,263    $ 9,612,765       957,364    $23,660,854       537,124   $ 13,167,630
                                           ========     ==========      ========     ==========   ===========   ============

(1) Effective October 31, 1996, the fiscal period changed from December 31 to October 31.

                      SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

Financial Highlights
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,                   PERIOD FROM
                                                            -----------------------------------------      JANUARY 1, 1996 TO
                                                           1991       1992      1993      1994      1995     OCTOBER 31, 1996(7)
                                                          -------    -------   -------   -------   --------  -------------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period...................   $ 12.44    $ 15.60     $ 14.94   $ 17.45      $  17.84       $  24.51
                                                          -------    -------     -------   -------      --------       --------
Net Investment Income (Loss)...........................      0.05   (   0.15)(2) (  0.21)  (  0.22)(1) (    0.22)(1)(2)(   0.14)(1)
Net Realized and Unrealized Gain on Investments,
  Options and Foreign Currency Transactions............      4.11       1.00        4.92      1.87          8.53           1.42
                                                          -------    -------     -------   -------      --------       --------
   Total from Investment Operations....................      4.16       0.85        4.71      1.65          8.31           1.28
                                                          -------    -------     -------   -------      --------       --------

Less Distributions:
Dividends from Net Investment Income...................   (   0.04)      --           --        --          --             --
Distributions from Net Realized Gain on Investments
  Sold, Options and Foreign Currency Transactions......   (   0.96) (   1.51)   (   2.20) (   1.26)    (    1.64)          --
                                                           -------   -------     -------   -------      --------       --------
   Total Distributions.................................   (   1.00) (   1.51)   (   2.20) (   1.26)    (    1.64)          --
                                                           -------   -------     -------   -------      --------       --------
Net Asset Value, End of Period.........................    $ 15.60   $ 14.94     $ 17.45   $ 17.84      $  24.51       $  25.79
                                                           =======   =======     =======   =======      ========       ========
Total Investment Return at Net Asset Value (6).........     33.05%     5.70%      32.06%     9.62%        46.53%          5.22%(9)
Total Adjusted Investment Return at Net Asset Value (6)        --      5.53%(3)       --       --         46.41%(3)        --

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)..............    $31,580   $32,094     $41,749   $52,193      $155,001       $166,010
Ratio of Expenses to Average Net Assets................      2.32%     2.05%(2)    2.10%     2.16%         1.67%(2)       1.57%(8)
Ratio of Net Investment Income (Loss) to Average
   Net Assets..........................................      0.34%   ( 0.88%)(2)(  1.49%) (  1.25%)    (   0.89%)(2)   (  0.68%)(8)
Portfolio Turnover Rate................................        67%       76%         86%       67%           70%            64%
Average Brokerage Commission Rate (10).................       N/A       N/A          N/A       N/A          N/A        $ 0.0685

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

Financial Highlights (continued)
-------------------------------------------------------------------------------

                                                                           YEAR ENDED DECEMBER 31,       PERIOD FROM
                                                                           ----------------------        JANUARY 1, 1996 TO
                                                                            1994          1995           OCTOBER 31, 1996(7)
                                                                            ------        -------        ---------------------
CLASS B(4)
Per Share Operating Performance
Net Asset Value, Beginning of Period.....................................   $17.24(5)     $ 17.68            $ 24.08
                                                                            ------        -------            -------
Net Investment Loss......................................................  (  0.35)(1)   (   0.39)(1)(2)     (  0.28)(1)
Net Realized and Unrealized Gain on Investments and Options..............     2.05           8.43               1.40
                                                                            ------        -------            -------
  Total from Investment Operations.......................................     1.70           8.04               1.12
                                                                            ------        -------            -------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold and Options.....  (  1.26)     (    1.64)               --
                                                                            ------        -------            -------
Net Asset Value, End of Period...........................................   $17.68        $ 24.08            $ 25.20
                                                                            ======        =======            =======
Total Investment Return at Net Asset Value (6)...........................   10.02%(9)      45.42%              4.65%(9)
Total Adjusted Investment Return at Net Asset Value (6)..................       --         45.30%(3)             --

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)................................   $9,324        $35,754            $50,949
Ratio of Expenses to Average Net Assets..................................    2.90%(8)       2.41%(2)           2.27%(8)
Ratio of Net Investment Loss to Average Net Assets.......................  ( 1.98%)(8)   (  1.62%)(2)
  (  1.38%)(8)
Portfolio Turnover Rate..................................................      67%            70%                64%
Average Brokerage Commission Rate (10)...................................      N/A            N/A            $0.0685

 (1) Based on the average of the shares outstanding at the end of each month.
 (2) Reflects voluntary fee reductions and expense limitations in effect during the years ended December 31, 1995 and 1992, respectively. As a result of such fee reductions, expenses of Class A and Class B shares of the Fund for 1995 reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions, for 1995, the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively and the ratio of net investment income to average net assets would have been (1.01%) and (1.74%) for Class A and Class B shares, respectively. As a result of such limitations, expenses of the Fund for 1992 reflect reductions of $0.03 per share. Absent such limitations, for 1992, the ratio of expenses to average net assets would have been 2.22% and the ratio of net investment income to average net assets would have been (1.05%).
 (3) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.
 (4) Class B shares commenced operations on January 3, 1994.
 (5) Initial price to commence operations.
 (6) Assumes dividend reinvestment and does not reflect the effect of sales charge.
 (7) Effective October 31, 1996 the fiscal period changed from December 31 to October 31.
 (8) On an annualized basis.
 (9) Not annualized.
(10) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                      SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

Schedule of Investments
October 31, 1996
-------------------------------------------------------------------------------

ISSUER, DESCRIPTION                NUMBER OF SHARES    MARKET VALUE
-------------------                ----------------    ------------

COMMON STOCKS
Aerospace / Aircraft (4.29%)
  Boeing Co......................         30,000        $  2,861,250
  United Technologies Corp.......         50,000           6,437,500
                                                         -----------
                                                           9,298,750
                                                         -----------
Broker Services (0.64%)
  E* TRADE Group, Inc.*..........        125,000           1,390,625
                                                         -----------
Business Services - Misc (0.74%)
  Abacus Direct Corp.*...........         50,000           1,312,500
  Sabre Group Holdings, Inc.*....         10,000             305,000
                                                         -----------
                                                           1,617,500
                                                         -----------
Computer - Graphics (1.52%)
  S3, Inc.*......................         175,000          3,303,125
                                                         -----------
Computer - Integrated Systems (10.42%)
  Computer Associates International, Inc. 200,000         11,825,000
  Informix Corp.*................         200,000          4,437,500
  Oracle Corp.*..................         150,000          6,346,875
                                                         -----------
                                                          22,609,375
                                                         -----------
Computer - Local Networks (10.75%)
  Cheyenne Software, Inc.*.......         150,000          4,556,250
  Cisco Systems, Inc.*...........         150,000          9,281,250
  Madge Networks N.V. (Netherlands)*       50,000            500,000
  Penril Datacom Networks, Inc.* (r)      150,000          1,537,500
  3Com Corp.*....................         110,000          7,438,750
                                                         -----------
                                                          23,313,750
                                                         -----------
Computer - Memory Devices (5.87%)
  EMC Corp.*.....................         125,000          3,281,250
  HMT Technology Corp.*..........         125,000          1,734,375
  Network Appliance, Inc.*.......          49,200          1,722,000
  Read-Rite Corp.*...............          75,000          1,331,250
  Seagate Technology, Inc.*......          70,000          4,672,500
                                                         -----------
                                                          12,741,375
                                                         -----------
Computer - Mini / Macro (2.91%)
  Compaq Computer Corp.*.........          40,000          2,785,000
  Gateway 2000, Inc.*............          75,000          3,529,687
                                                         -----------
                                                           6,314,687
                                                         -----------
Computer - Peripheral Equipment (5.86%)
  Adaptec, Inc.*.................         110,000          6,696,250
  Encad, Inc.*...................          55,000          2,255,000
  U.S. Robotics Corp.*...........          60,000          3,772,500
                                                         -----------
                                                          12,723,750
                                                         -----------

The Schedule of Investments is a complete list of all securities owned by the Global Technology Fund on October 31, 1996. It's divided into four main categories: common stocks, warrants, bonds and short-term investments. The stocks, warrants and bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position are listed last.

ISSUER, DESCRIPTION                NUMBER OF SHARES    MARKET VALUE
-------------------                ----------------    ------------

Computer - Services (1.08%)
  America Online, Inc.*..........         75,000        $  2,034,375
  Orckit Communications Ltd. (Israel)*    25,000             300,000
                                                         -----------
                                                           2,334,375
                                                         -----------
Computer - Software (20.18%)
  Aurum Software, Inc.*..........          3,200             101,600
  Business Objects S.A.
   American Depositary Receipts
   (ADR) (France)*...............         75,000           1,115,625
  Electronics for Imaging, Inc.*.         50,000           3,600,000
  GT Interactive Software Corp.*.         40,000             765,000
  HNC Software, Inc.*............         75,000           2,362,500
  Hummingbird Communications Ltd.
   (Canada)*.....................         75,000           2,137,500
  Insignia Solutions, Inc. (ADR)
   (Great Britain)*..............        100,000             537,500
  Integrated Measurement Systems, Inc. *  75,000           1,171,875
  Memco Software Ltd. (Israel)*..          6,500             118,625
  MetaTools, Inc.*...............         60,000           1,155,000
  Microsoft Corp.*...............         50,000           6,862,500
  Network General Corp.*.........         50,000           1,206,250
  Novadigm, Inc. *...............        160,000           1,300,000
  Parametric Technology Corp. *..        150,000           7,331,250
  Platinum Technology, Inc. *....        125,000           1,796,875
  Saville Systems Ireland PLC,
   (ADR) (Ireland)*..............         32,500           1,401,562
  Security Dynamics Technologies, Inc.*   10,000             812,500
  Software 2000, Inc.*...........         53,000             384,250
  Synopsys, Inc.*................        100,000           4,500,000
  Verity, Inc.*..................         50,000             593,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

ISSUER, DESCRIPTION                NUMBER OF SHARES    MARKET VALUE
-------------------                ----------------    ------------

Computer - Software (continued)
  Versant Object Technology Corp*          80,000       $  1,560,000
  Wang Laboratories, Inc.*.......         100,000          2,337,500
  Worldtalk Communications Corp.*          50,000            625,000
                                                         -----------
                                                          43,776,662
                                                         -----------
Electronics (9.53%)
  Analog Devices, Inc.*..........          90,000          2,340,000
  Atmel Corp.*...................         100,000          2,537,500
  General Motors Corp. (Class H).          50,000          2,668,750
  Intel Corp.....................          60,000          6,592,500
  LSI Logic Corp.*...............         125,000          3,312,500
  Ramtron International Corp.*...         214,007          1,578,302
  Xilinx, Inc.*..................          50,000          1,637,500
                                                         -----------
                                                          20,667,052
                                                         -----------
Instruments - Scientific (2.52%)
  Thermo Electron Corp.*.........         150,000          5,475,000
                                                         -----------
Printing - Commercial (0.73%)
  Applied Graphics Technologies, Inc.*    100,000          1,575,000
                                                         -----------
Retail (1.19%)
  Tech Data Corp.*...............         100,000          2,575,000
                                                         -----------
Telecom (6.63%)
  ECI Telecommunications Ltd. (Israel)    100,000          2,000,000
  Intelect Communications
   System Ltd. (Bermuda) *.......         195,000          1,194,375
  Lightbridge, Inc.*.............          75,000            721,875
  Loral Space & Communications System*     60,000            952,500
  N2K Inc.* (r)..................         671,860            436,709
  Premiere Technologies, Inc.*...          70,000          1,137,500
  Primus Telecommunications
   Group, Inc.* (r)..............          70,000          1,431,500
  QUALCOMM, Inc.*................          60,000          2,385,000
  SmarTalk Teleservices, Inc.*...         100,000          1,500,000
  SSE Telecom, Inc.*.............         100,000            912,500
  Telco Communications Group*....          75,000          1,218,750
  Worldcomm Systems, Inc.* (r)...          37,510            500,001
                                                         -----------
                                                          14,390,710
                                                         -----------
Transport (5.82%)
  AMR Corp.*.....................          60,000          5,040,000
  UAL Corp.*.....................         160,000          7,580,000
                                                         -----------
                                                          12,620,000
                                                         -----------
              TOTAL COMMON STOCKS
              (Cost $128,087,125)         (90.68%)       196,726,736
                                           ------        -----------

ISSUER, DESCRIPTION                NUMBER OF SHARES    MARKET VALUE
-------------------                ----------------    ------------

WARRANTS
Electronics (0.09%)
  Ibis Technology Corp.*.........         70,000         $   201,250
                                                         -----------
                   TOTAL WARRANTS
                   (Cost $14,000)        ( 0.09%)            201,250
                                          ------         -----------
TOTAL COMMON STOCKS AND WARRANTS
              (Cost $128,101,125)        (90.77%)        196,927,986
                                          ------         -----------

                                                   PAR VALUE
                              INTEREST    S&P       (000'S
                               RATE**   RATING**    OMITTED)
                              --------  --------  ----------
BONDS
Aerospace / Aircraft (0.09%)
  Aeronca, Inc., (r)
   Conv Sub Deb 01-31-00.       12.50%     NR           $252      189,000
                                                              -----------
Telecom (0.19%)
  Tele 2000
   Conv Note 04-14-97
   (Peru) (R)............        9.75      NR            500      425,000
                                                              -----------
Transport (0.37%)
  Northwest Airlines, Inc.,
   Sr Note 12-31-00......       12.09      BB-           286      294,119
  Piedmont Aviation Inc.,
   Equip Tr Cert 1988
   Ser F 03-28-09........       10.35      B+            500      507,760
                                                              -----------
                                                                  801,879
                                                              -----------
                      TOTAL BONDS
                (Cost $1,476,323)                    ( 0.65%)   1,415,879
                                                      ------  -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

                                                   PAR VALUE
                              INTEREST             (000'S
ISSUER, DESCRIPTION            RATE**              OMITTED)     MARKET VALUE
-------------------           --------           ----------     ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.33%)
  Investment in a joint repurchase
  agreement transaction with SBC
  Capital Markets, Inc. Dated
  10-31-96, Due 11-01-96 (Secured
  by U.S. Treasury Bonds, 6.25% thru
  12.00%, due 11-15-12 thru 8-15-23) -
   Note A................       5.54%              $13,732      $ 13,732,000
                                                                 -----------
Short-Term Notes (1.84%)
  Merrill Lynch & Co., Inc.,
   Due 11-01-96..........       5.25                 4,000         4,000,000
                                                                 -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75%....                                                275
                                                                 -----------
     TOTAL SHORT-TERM INVESTMENTS                  ( 8.17%)       17,732,275
                                                    ------       -----------
                TOTAL INVESTMENTS                  (99.59%)     $216,076,140
                                                    ======       ===========


NOTES TO SCHEDULE OF INVESTMENTS

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $425,000, as of October 31, 1996.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on each restricted security is as follows:

                                                  MARKET
                                                  VALUE AS A
                                                  PERCENTAGE     MARKET
                    ACQUISITION    ACQUISITION    OF FUND'S      VALUE AT
SECURITY               DATE            COST       NET ASSETS   OCTOBER 31, 1996
--------            -----------    -----------    ----------   ----------------
Aeronca, Inc. -
  Common Stock.....  02-01-96      $ 242,252      0.09%          $ 189,000
N2K Inc. -
  Common Stock.....  11-14-91        940,604      0.20             436,709
Penril Datacom
  Networks, Inc. -
  Common Stock.....  02-09-96      1,042,500      0.71           1,537,500
Primus Telecommunications Group, Inc.
  Common Stock.....  10-30-95        500,000
  Common Stock.....  01-23-96        240,000      0.66           1,431,500
Worldcomm Systems, Inc. -
  Common Stock.....  03-30-95        500,000      0.23             500,001

 *Non-income producing security.

**Credit ratings are unaudited.
NR Not Rated by either Standard & Poor's or Moody's Investors Services.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Technology Series, Inc. (the "Company") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Company consists of one series: John Hancock Global Technology Fund (the "Fund"). On June 25, the Board of Directors voted to change the fiscal period end from December 31 to October 31. This change is effective October 31, 1996. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of foreign and U.S. companies that rely extensively on technology in their product development or operations.

   The Directors have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Company are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

===============================================================================

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with American Fund Advisors, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Directors and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions. Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $100,000,000. The Adviser pays the Sub-Adviser a monthly management fee, equivalent on an annual basis, to the sum of (a) 0.35% of the first $100,000,000 of the Fund's average daily net asset value and (b) 40% of the investment advisory fee received by the Adviser on amounts over $100,000,000. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended October 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $414,197. Out of this amount, $62,394 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $258,072 was paid as sales commissions to unrelated broker-dealers and $93,731 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $127,842.

===============================================================================

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and officers of the Adviser, and Mr. Barry J. Gordon is a director and officer of the Sub-Adviser. Mr. Thomas W.L. Cameron is an affiliated director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $760.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated $127,157,071 and $116,737,934, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1996.

   The cost of investments owned at October 31, 1996 (excluding the corporate savings account), for federal income tax purposes was $147,374,603. Gross unrealized appreciation and depreciation of investments aggregated $81,588,342 and $12,887,080, respectively, resulting in net unrealized appreciation of $68,701,262.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1996, the Fund has reclassified $1,426,800 from accumulated net investment loss to capital paid-in. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

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                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

NOTE E --
REORGANIZATION

On July 19, 1995, the shareholders of the John Hancock National Aviation & Technology Fund (JHNA&T) approved a plan of reorganization between JHNA&T and the Fund providing for the transfer of substantially all of the assets and liabilities of JHNA&T to the Fund in exchange soley for Class A and Class B shares of the Fund. The acquisition was accounted for a tax free exchange of 2,736,868 Class A shares, and 21,055 Class B shares of John Hancock Global Technology Fund for the net assets of JHNA&T,which amounted to $75,930,600 and $576,404 for Class A and Class B shares, respectively, including $41,806,567 of unrealized appreciation, after the close of business at July 28, 1995. The aggregate net assets of the Fund and JHNA&T immediately before the acquisition were $117,123,530 and $75,507,004 for Class A and Class B, respectively. The aggregate net assets of the Fund and JHNA&T immediately after the merger were $193,630,533.

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                  John Hancock Funds - Global Technology Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Technology Fund and the Directors of John Hancock Technology Series, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Technology Fund (the "Fund") (a series of John Hancock Technology Series, Inc.) at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP

BOSTON, MASSACHUSETTS

DECEMBER 12, 1996


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1996.

   The Fund has not paid any distributions of ordinary income dividends or net long-term capital gains during the fiscal year ended October 31, 1996. It is anticipated that there will be a distribution from sales of securities to shareholders of record on December 23, 1996 and payable December 30, 1996. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

   None of the distributions qualify for the dividends received deduction available to corporations.

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                                     NOTES


                  John Hancock Funds - Global Technology Fund


                                      21
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                                     NOTES


                  John Hancock Funds - Global Technology Fund


                                      22
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                                     NOTES


                  John Hancock Funds - Global Technology Fund


                                      23

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   This report is for the information of shareholders of the John Hancock
Global Technology Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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Paper."]

                                                            8300A 10/96
                                                                  12/96